HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                          Supplement dated May 6, 2004
          to Retail Shares Prospectus and Fiduciary Shares Prospectus,
                          each dated November 30, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

On March 5, 2004, the shareholders of the HighMark Large Cap Value Fund approved a modification to the Large Cap Value Fund's investment objective. The investment objective or goal of the Fund had previously been "to seek total return on investments, with dividend income as an important component of that return. A secondary goal is a low level of price volatility." The modified investment objective or goal of the Fund is "to seek long-term capital appreciation." As a result, the following changes have been made to each prospectus:

         Page 11 -- Under "FUND SUMMARY," the text opposite "Investment Goal" has been deleted in its entirety and replaced with the following: "To seek long-term capital appreciation."

         Page 11 -- Under "INVESTMENT STRATEGY," the first three sentences have been deleted in their entirety and replaced with the following:
         "HighMark Large Cap Value Fund seeks long-term capital appreciation. To pursue this goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.








HMK-SU-023-0100